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                                                                   Exhibit 10.19

                               FIRST AMENDMENT TO
                             STOCKHOLDERS AGREEMENT

          This FIRST AMENDMENT TO STOCKHOLDERS AGREEMENT (this "Agreement") is made and entered into as of September 10, 1996 by and among GGP/HOMART, INC., a Delaware corporation (the "Company"), GGP LIMITED PARTNERSHIP, a Delaware limited partnership ("GGP"), THE COMPTROLLER OF THE STATE OF NEW YORK AS TRUSTEE OF THE COMMON RETIREMENT FUND ("NYSCRF"), a fund, established pursuant to NY Retirement and Social Security Law Section 422, in the custody of the Comptroller of the State of New York, EQUITABLE LIFE INSURANCE COMPANY OF IOWA, USG ANNUITY & LIFE COMPANY, TRUSTEES OF THE UNIVERSITY OF PENNSYLVANIA and GENERAL GROWTH PROPERTIES, INC., a Delaware corporation ("GG Properties"). GGP, NYSCRF, EQUITABLE LIFE INSURANCE COMPANY OF IOWA, USG ANNUITY & LIFE COMPANY AND TRUSTEES OF THE UNIVERSITY OF PENNSYLVANIA are sometimes referred to herein individually as a "Stockholder" or collectively as the "Stockholders."

                                    RECITALS

          A. The Company, the Stockholders and GG Properties entered into that certain Stockholders Agreement, dated as of December 20, 1996 (the "Original Agreement"). Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Original Agreement.

          B. The Company, the Stockholders and GG Properties desire to amend the Original Agreement in the manner set forth in this Amendment.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the Company, the Stockholders and GG Properties hereby agree as follows:

          1. Section 1.12 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

          "1.12 "Cash Reserves" shall mean an amount funded from the Initial Subscription as determined by the Board plus the aggregate amount of all Reserve Amounts."

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          2. Schedule VII, Part 1, of the Original Agreement is hereby amended by replacing the words "[open The system known as MRI is currently deemed acceptable for such purposes]." in Section B, subheading Property level, subsidiary level and corporate accounting, with the words "Management shall commence conversion of the computerized management reporting system to the MRI accounting system no later than January 1997 and use all reasonable efforts to complete the conversion process by the end of July 1997."

          3. The parties hereto agree that notwithstanding anything to the contrary in the Original Agreement, including without limitation Schedule X thereto:

          a) Management shall be entitled to retain the fee previously paid to Management by the Company in the amount of approximately $1,200,000 with respect to work completed at West Oaks Mall prior to December 20, 1995; and

          b) Commencing in the year 1996 and continuing until the end of the year 2004, the aggregate property management, asset management and development fees payable to Management each year shall be reduced by $200,000 per year for an aggregate reduction of $1,800,000 (the "Aggregate Fee Reduction"). Such fee reduction shall be applied monthly, commencing with the month of January 1996 and ending with the month of December 2004, in the amount of $16,666.67 per month; provided, however, that if the Company shall be liquidated, dissolved or merged or consolidated into another unrelated Person, or if all or substantially all of the assets of the Company shall be sold or otherwise disposed of, or if Management shall no longer be entitled to receive the fees described in Schedule X, then Management shall have no further obligation or liability to the Company with respect to any portion of the Aggregate Fee Reduction that has not been applied as of the date of such event.

          4. Annex A to Schedule X of the Original Agreement is hereby amended by deleting the second page thereof (entitled "GGP/Homart Purchase Price Allocation Worksheet - Land Homart Share ($ In Thousands)") in its entirety and replacing it with Exhibit 1 attached hereto.

          5. Annex B to Schedule X of the Original Agreement is hereby deleted in its entirety and replaced by Exhibit 2 attached hereto.

          6. Schedule X of the Original Agreement is hereby amended by adding
Exhibit 3 attached hereto as Annex C to Schedule X.


                                       -2-
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          7. The Original Agreement is hereby amended by adding Exhibit 4 attached hereto as Exhibit I to the Original Agreement.

          8. Except as set forth in this Amendment, the Original Agreement is unmodified and in full force and effect.

          9. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE.

          10. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.

                                        GGP/HOMART, INC.


                                        By: /s/ Robert A. Michaels
                                            ------------------------------------
                                        Name: Robert A. Michaels
                                              ----------------------------------
                                        Title: President
                                               ---------------------------------


                                        GGP LIMITED PARTNERSHIP

                                        By: General Growth Properties Inc.,
                                            its General Partner


                                        By: /s/ Robert A. Michaels
                                            ------------------------------------
                                        Name: Robert A. Michaels
                                              ----------------------------------
                                        Title: President
                                               ---------------------------------


                                        THE COMPTROLLER OF THE STATE
                                        OF NEW YORK AS TRUSTEE OF
                                        THE COMMON RETIREMENT FUND


                                        By: /s/ John E. Hull
                                            ------------------------------------
                                        Name: John E. Hull
                                        Title: Deputy Comptroller, Investments
                                               and Cash Management

                                        EQUITABLE LIFE INSURANCE
                                        COMPANY OF IOWA

                                        By Equitable Investment Services, Inc.,
                                        Agent


                                        By: /s/ Bryan L. Borchert
                                            ------------------------------------
                                        Name: Bryan L. Borchert
                                        Title: Managing Director


                                        USG ANNUITY & LIFE COMPANY
                                        By Equitable Investment Services, Inc.,
                                        Agent


                                        By: /s/ Bryan L. Borchert
                                            ------------------------------------
                                        Name: Bryan L. Borchert
                                        Title: Managing Director


                                        TRUSTEES OF THE UNIVERSITY OF
                                        PENNSYLVANIA


                                        By: /s/ Lucy Momjian
                                            ------------------------------------
                                        Name: Lucy Momjian
                                              ----------------------------------
                                        Title: Assoc. Treasurer


                                        GENERAL GROWTH PROPERTIES, INC.


                                        By: /s/ Robert A. Michaels
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


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